JACOB INTERNET FUND INC.

                              Prospectus Supplement
                             dated January 23, 2001

     This supplement to the Jacob Internet Fund Inc. Prospectus dated December 31, 2000, amends the Prospectus as follows.

     I. The section entitled "Risk/Return Bar Chart and Table" on page 2 of the Prospectus is deleted and replaced with the following:

PERFORMANCE BAR CHART AND TABLE

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance during the last calendar year, and the table compares the Fund's average annual returns with those of two broad measures of market performance and an index of Internet stocks. PLEASE NOTE THAT THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


    [BAR GRAPH APPEARS HERE DEPICTING A -79.11% CALENDAR YEAR RETURN.]


                    Best Quarter: -6.53% (1st Quarter, 2000)
                   Worst Quarter: -54.53% (4th Quarter, 2000)



                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000

                                                                                          ANNUALIZED SINCE
                                                                        ONE YEAR       INCEPTION ON 12/14/99
                                                                        --------       ---------------------
        Jacob Internet Fund..........................................    -79.11%                -77.30%
        S&P 500 Index*...............................................     -9.10%                 -5.35%
        NASDAQ Composite Index*......................................    -39.18%                -31.15%
        Goldman Sachs Technology Industry Internet Index*............    -74.50%                -73.61%

       * The returns of each index assume the reinvestment of any stock dividends. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Goldman Sachs Technology Industry Internet Index is capitalization weighted index of companies (currently 34) selected as representing the Internet sector. Investors may not invest in an index and, unlike the Fund, the return of an index is not reduced by any fees or operating expenses.

     II. The following paragraph is added as the first paragraph in the section entitled "Investment Objectives, Principal Investment Strategies and Related Risks" beginning on page 3:

During the 2000 calendar year, the Internet sector experienced a severe decline as the stock prices and market valuations of Internet companies and Internet-related businesses were significantly reduced. Many of the Fund's holdings during the year were early stage companies and, as investors became more risk averse in the face of a slowing economy, a number of these companies suffered from a lack of availability of funds from venture capital and other investors. In view of the decline in the sector, the adviser has sought to shift the Fund's holdings out of the companies and business areas it feels are the most vulnerable in the new market environment, and more toward Internet infrastructure, communications, services, and other companies and business areas that it believes may be better able to withstand current conditions. The adviser continues to seek to invest the Fund's assets in companies that are addressing large market opportunities and developing significant franchises. Although the adviser believes that these companies may provide favorable opportunities for capital appreciation, the Fund's performance during the past year makes clear that the Internet sector involves significant risks and the Fund will generally be more volatile than most other mutual funds.